Repayment of Principal Amount of Long Term Loans Excluding Notes Payable (Detail) (Long Term Loans) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY
Long Term Debt Maturities Repayments Of Principal [Line Items]
2013	$ 350,000	2,180,535
2014	56,760	353,620
2015, 2016 and 2017	0	0
Long Term Debt, Maturities, Repayments of Principal, Total	$ 406,760	2,534,155